UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 23, 2005

                             MILLER PETROLEUM, INC.
             (Exact name of registrant as specified in its charter)

           TENNESSEE             033-02249-FW                   62-1028629
--------------------------------------------------------------------------------
 (State or other jurisdiction    (Commission                  (IRS Employer
       of incorporation)         File Number)               Identification No.)

  3651 BAKER HIGHWAY, HUNTSVILLE, TENNESSEE                     37756
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  (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (423) 663-9457

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 23, 2005, the Registrant entered into a joint venture arrangement with Wind City Oil & Gas, LLC ("Wind City") pursuant to which the Registrant and Wind City have agreed to jointly explore, drill and develop certain oil and gas wells in Tennessee and Texas. As part of the arrangement, the Registrant has agreed to contribute the properties that will be the subject of the exploration, development and drilling to the joint venture entity (the "JV"), and Wind City has agreed to contribute $10 million to the JV. The arrangement provides for a three-year exclusivity period, during which the Registrant has agreed to present additional oil and gas opportunities to the JV, as well as a potential reassignment to the Registrant of one or more of the contributed properties under specified conditions. The JV is owned 50.1 percent by Wind City and 49.9 percent by the Registrant.

In addition, Wind City Oil & Gas Management ("WCOGM"), an affiliate of Wind City, has entered into a Management Services Agreement with the JV pursuant to which WCOGM and certain of its personnel will provide consulting, financial, exploration, technical and administrative services and support to the JV in exchange for salaries and performance bonuses. Similarly, the Registrant has entered into a Drilling and O&M Services Agreement with the JV pursuant to which the Registrant will provide various services associated with the procurement, permitting, drilling and operation of the oil and gas wells to the JV in exchange for salaries and performance bonuses.

On December 23, 2005, in connection with the joint venture arrangement described above, the Registrant and Wind City entered into a Stock Purchase Agreement pursuant to which Wind City agreed to purchase 2,900,000 unregistered shares of the Registrant's common stock (the "Shares") in exchange for $4,350,000. The Stock Purchase Agreement generally provides that in the event that the agreement with the JV is terminated prior to September 30, 2006, Wind City has the option to resell the Shares to the Registrant at the same purchase price, payable by the Registrant within three months of the date of such sale. The Registrant used the proceeds from such sale to pay off certain debt under a credit facility with Prospect Energy Corporation and Petro Capital III, LP.

The press release announcing the above transaction is attached to this Current Report as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

           (c) Exhibits

            Exhibit No.    Description
            -----------    -----------

              99.1         Press Release issued by the Registrant dated
                           December 29, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MILLER PETROLEUM, INC.
                                (Registrant)


Date: December 29, 2005         By: /s/ Deloy Miller
                                    --------------------------------------
                                    Deloy Miller
                                    Chief Executive Officer